                                                Filed Pursuant to Rule 497
                                                Registration File No.: 2-82510


--------------------------------------------------------------------------------
                                                               February 11, 2003
                                                                      Supplement
[MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                      SUPPLEMENT DATED FEBRUARY 11, 2003

                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                               Dated May 1, 2002



The sixth paragraph of the section of the Statement of Additional Information titled "XI. CALCULATION OF PERFORMANCE DATA" is hereby replaced by the following:

     From time to time the Fund may quote the "yield" of each of the Limited Duration Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio and the Utilities Portfolio in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the yield of the Limited Duration Portfolio, calculated pursuant to this formula, was 2.70% for Class X shares and 2.46% for Class Y shares, the yield of the Quality Income Plus Portfolio, calculated pursuant to this formula, was 5.50% for Class X shares and 5.25% for Class Y shares, the yield of the High Yield Portfolio, calculated pursuant to this formula, was 6.39% for Class X shares and 6.22% for Class Y shares, and the yield of the Utilities Portfolio, calculated pursuant to this formula, was 2.41% for Class X shares and 2.16% for Class Y shares.